                                                                   Exhibit 10.36

                       MASTER EQUIPMENT LEASE AGREEMENT

This Master Equipment Lease Agreement ("Master Lease") dated as of this 30th day of October, 1995 by and between AT&T SYSTEMS LEASING CORPORATION, a Michigan corporation (hereinafter called "Lessor"), having its principal office and place of business at 2555 Telegraph Road, 3rd Floor, Bloomfield Hills, Michigan 48302, and DELTACOM, INC., an Alabama corporation (hereinafter called "Lessee"), having its principal office and place of business at 113 South Main Street, Arab, AL 35016.

The terms and conditions of this Master Lease shall be as set forth in the Master Equipment Lease Agreement No. GL-135 dated as of April 30, 1990 by and between XL/Datacomp, Inc. and Brindlee Mountain Telephone Company as assigned to Lessee (the "Existing Lease"), a copy of which is attached hereto and which terms and conditions are incorporated herein by reference, except as expressly amended in any Schedule (which incorporates by reference this Master Lease) and as set forth below:

     1. All references to XL/Datacomp, Inc. in the Existing Lease, shall be deleted, and replaced in the Master Lease with "Lessor";

     2. Section 16 of the Existing Lease shall be deleted in its entirety, and shall be replaced with the following:

      "16. Notice: Service of all notice under this Agreement shall be sufficient if in writing and given personally or mailed to the party involved at its respective address herein set forth, or any such other address as such party may provide in writing from time to time. Any such notices mailed to such address shall be effected when deposited in the United States mails, duly addressed with postage prepaid. Until further notice, service of all notice to Lessor shall be given at its general office: AT&T Systems Leasing Corporation, 2555 Telegraph Road, 3rd Floor, Bloomfield Hills, Michigan 48302."

     3. In the last paragraph of Section 25 of the Existing Lease, the phrase "THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (WITHOUT REGARD TO THE CONFLICT OF LAWS)" shall be deleted, and replaced with the following, "THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO THE CONFLICT OF LAWS)."

Except as expressly modified herein, the terms and conditions of the Existing Lease incorporated herein shall remain unmodified. The parties hereto agree that any amendment or modification to the Existing Lease shall not affect this Master Lease and further that any amendment to this Master Lease shall not affect the Existing Lease, it being the express intention of the parties that this Master Lease may not hereafter be amended or modified except by a writing signed by AT&T Systems Leasing Corporation and Lessee.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Master Lease to be executed as set forth below.


DELTACOM, INC.                             AT&T SYSTEMS LEASING CORPORATION

BY: /s/ FOSTER O. MCDONALD                 /s/ MARGARET V. SAYLES
    ------------------------------         ------------------------------------
     (Lessee Authorized Signature)               (Lessor Authorized Signature)


  Foster O. McDonald                                 Margaret V. Sayles
----------------------------------         ------------------------------------
     (Type/Print Name)                               (Type/Print Name)

  President                                  CONTRACT NEGOTIATOR/ANALYST
----------------------------------         -------------------------------------
     (Title)                                     (Title)

  11/2/95                                    11/27/95
----------------------------------         -------------------------------------
     (Date)                                      (Date)

[LOGO APPEARS HERE]

                            MASTER EQUIPMENT LEASE

                                           Master Equipment Lease No.  GL-135
                                                                     ----------
   Brindlee Mountain Telephone Company                       4-30-90
---------------------------------------    ------------------------------------
Name of Lessee                             Master Equipment Lease Date

   113 South Main, Arab, AL 35016
-------------------------------------------------------------------------------
Address of Lessee

XL/DATACOMP. INC. ("XLDC") and the Lessee stated above ("Customer"), in consideration of the mutual agreements set forth herein and in any schedule or schedules hereto and the payment of rent as provided herein and therein, hereby agree to the terms of this Master Equipment Lease and any schedule or schedules hereto.

1. EQUIPMENT LEASED:This contract is a Master Equipment Lease and the terms of each Schedule of Machines ("Schedule") hereto are subject to any and all conditions and provisions set forth herein as may from time to time be amended. Each Schedule shall incorporate therein all of the terms and conditions of this Master Equipment Lease and shall contain such additional terms and conditions as XLDC and Customer shall agree upon. Each Schedule is enforceable according to the terms and conditions contained therein. In the event of a conflict between the language of this Master Equipment Lease and any Schedule hereto, the terms of the Schedule shall prevail with respect to that Schedule. This Master Equipment Lease and all Schedules hereto are collectively referred to as the "Agreement."

XLDC agrees to lease to Customer, and Customer agrees to lease from XLDC, in accordance with the terms and conditions herein, the equipment and features, together with all replacements, parts, repairs, additions, attachments and accessories incorporated therein (collectively called the "Machines") described in each executed Schedule which shall be made a part hereof. Lessee shall have no right, title or interest in the Machines, except as expressly set forth in this Agreement. XLDC shall have no obligation hereunder until the execution and delivery of a Schedule by XLDC and Customer.

2. TERM AND RENT: The term of this Agreement shall commence on the date set forth above and shall continue thereafter so long as any Schedule entered into pursuant to this Agreement remains in effect.

The initial Term and the rent payable with respect to each Machine shall be as set forth in the Schedule relating thereto. The term of any lease of Machines hereunder shall commence on the Commencement Date specified in the Schedule relating to such Machines and shall continue in force until terminated by XLDC or Customer upon not less than one hundred twenty (120) days' written notice; provided, however, that no such lease shall be so terminated prior to the expiration of the Initial Term specified in such Schedule.

The monthly rental charge for Machines listed in each Schedule shall commence on the Commencement Date, specified in such Schedule, and be due and payable in advance on the first day of each month (except the first payment which shall be a pro rata portion of the monthly rental charge calculated on thirty-day basis and shall be due and payable when invoiced by XLDC).

Except as otherwise hereinafter expressly provided, the XLDC monthly rental charges for all the Machines listed in each Schedule during the Initial Term shall be the charges as set forth in the Schedule relating thereto.

After expiration of the Initial Term specified in a Schedule and so long thereafter as this Agreement shall remain in force and effect, the monthly rental charge for the Machines set forth in such Schedule shall be the aggregate monthly rental charges for such Machines in effect with respect to the last month of the Initial Term relating thereto.

3. LATE CHARGES: At its discretion, XLDC shall have the right to charge and collect, and Customer agrees to pay late charges for rental and other amounts due hereunder not paid when due or 10 days thereafter, said late charges to be charged at the rate of 1 1/2% per month on the unpaid installment or the highest amount permitted by applicable law, whichever is lower. These charges will be billed in the following month and like the rental will be due the first day of the month. No notice of default shall be required to be given to Customer as a condition to Customer's becoming obligated to pay late charges.

4. PAYMENT OF TAXES: Customer covenants and agrees to pay when added to Customer's monthly rental charges, and to reimburse and indemnify and hold XLDC harmless from and against, all taxes, fees or other charges, however designated or levied, on the Customer, on this Agreement, on the Machines or their use or value for tax purposes, including (but not limited to) state and local privilege or excise taxes based on gross revenue and any taxes or amounts in addition thereto or in lieu thereof paid or payable by XLDC, except any taxes based upon the net income of XLDC.

5. SECURITY INTEREST: At or prior to the Commencement Date of any lease of Machines hereunder, and from time to time as XLDC shall request, Customer at its own expense, will cause financing statements with respect to this Agreement to be executed by a duly authorized representative of Customer and XLDC and filed in the Office of the Secretary of State and County Recorder of the appropriate jurisdiction as may be required to create a perfected security interest in the Machines. The Customer will, at its expense, from time to time do and perform any other act and will execute, deliver, file and record (and will re-file, re-record, whenever required) any and all further instruments required by law or reasonably requested by XLDC, its successors or assigns, for the protection of the title of XLDC, its successors or assigns to the Machines, or for the purpose of carrying out the intention of this Agreement.

6. LIENS: Customer will not directly or indirectly create, incur, assume or suffer to exist any mortgage, security interest, pledge, charge, lien, encumbrance or claim on or with respect to the Machines, title thereto or any interest therein, except (a) the respective rights of XLDC and Customer as herein provided, (b) liens or encumbrances which result from any action or inaction of XLDC or from any claim against XLDC (other than any such liens or encumbrances which arise from Customer's failure to perform any obligation of Customer hereunder), (c) liens for taxes either not yet due or being contested in the opinion of XLDC, in good faith and by appropriate proceedings and (d) inchoate materialmen's, mechanic's, workmen's, repairmen's, employee's or other like liens arising in the ordinary course of business and not delinquent. Customer will immediately notify XLDC of, and Customer will immediately at its own cost and expense take whatever action is necessary to duly discharge, any such mortgage, security interest, pledge, charge, lien, encumbrance or claim not excepted in (b), (c) and (d) above, when the same may arise at any time, until the return of the Machines as provided hereunder.

7. MAINTENANCE: Customer at its sole expense shall maintain the Machines in good operating order, repair, condition and apperance and protect the Machines from deterioration, other than normal wear and tear. Customer at its sole expense shall enter into, and maintain in force in accordance with the terms thereof, a Maintenance Agreement covering the Machines with XLDC, the manufacturer of the Machines, or such other party as shall be acceptable to XLDC (the "Maintenance Vendor") (effective date to be the Commencement Date of this Agreement), and Customer shall supply an executed copy thereof to XLDC and authorize the Maintenance Vendor to notify XLDC in the event maintenance charges are not paid by Customer when due. In such event, XLDC shall have the right, but not the obligation, to pay all such charges and treat such amounts as additional rental hereunder. If Customer has any Machines maintained by a party other than XLDC or the manufacturer thereof, Customer hereby assumes and agrees to pay any costs necessary to have the manufacturer recertify the Machines at the scheduled expiration of the term, which term shall continue upon the same terms and conditions until such recertification has been obtained. Customer will cause the Maintenance Vendor to keep the Machines in good working order in accordance with the provisions of said Maintenance Agreement. All maintenance and service charges, whether under said Maintenance Agreement or otherwise, and in addition the expenses, if any, of the Maintenance Vendor's customer engineers charged by such Vendor in connection with maintenance and repair services, shall be borne by Customer.

Subject to United States security regulations, XLDC, or its designees, and Customer's Maintenance Vendor shall have full and free access to the Machines.

8. USE: Customer shall provide safe storage and proper care for the Machines and shall at all times use, operate and enjoy the same strictly in accordance with all laws, ordinances and regulations from time to time in force. Cards, tapes, other supplies, accessories and disk devices used to operate the Machines shall meet applicable specifications of the respective Machine manufacturer(s).

9. ALTERATIONS AND ATTACHMENTS: Customer may, at its own expense and after prior written notice to XLDC, make alterations in or attachments to the Machines, provided that such alterations and attachments consist only of (i) any accessory, equipment or device manufactured or sold by the manufacturer of the Machines for installation on the Machines and installed in compliance with said manufacturer's installation procedures, or (ii) any other accessory, equipment or device installed on the Machines so long as such item does not interfere with the normal operation of the Machines, increase the cost of maintenance of the Machines, or create a safety hazard, and is capable of being removed without causing damage to the Machines. All such alterations and attachments, unless XLDC shall otherwise direct in writing, shall be removed by Customer and the Machines restored to their original condition, reasonable wear and tear excepted, upon termination of this Agreement. Any unremoved alterations and attachments and replacements made to or placed in or upon the Machines, shall become a component part thereof and title therein shall immediately vest in XLDC and shall be included under the terms and provisions of this Agreement.
Customer shall not, without the prior written consent of XLDC and subject to such conditions as XLDC may impose for its protection, affix the Machines to any real property if, as a result thereof, the Machines will become a fixture under applicable law. Notwithstanding the above provisions, the manufacturer of the Machines may incorporate engineering changes or make temporary alterations to the Machines without the consent of XLDC.

10. RISK OF LOSS: All risk of loss, theft, destruction and damage to the Machines, from whatever cause, are assumed by Customer. Should the Machines be damaged, Customer shall repair the Machines and after making such repair Customer shall be entitled to reimbursement by XLDC to the extent of insurance proceeds received by XLDC. Should the Machines be irreparably damaged, lost or destroyed, Customer shall pay XLDC the value thereof, which shall be deemed to be the Stipulated Loss Value as listed on the Schedules, and after making such payment Customer shall be entitled to reimbursement by XLDC to the extent of insurance proceeds received by XLDC.

Customer will maintain fire, with extended coverage, insurance for the term of the Agreement on the Machines for the full value thereof, as specified above, and will maintain public liability insurance with respect to the Machines with minimum limits of liability per any one occurrence of not less than $250,000. All such insurance shall name XLDC, its successors and assigns as additional assureds or loss payees as their interest may appear, shall be with such insurers as shall be satisfactory to XLDC and shall provide that the same may be altered or cancelled only after ten (10) days prior written notice to such assureds and loss payees. If any loss shall be paid to Customer and XLDC Customer will not unreasonably withhold endorsement.

11. INDEMNITY: Customer agrees that it shall at all times defend, indemnify, and hold XLDC, its successors and assigns, harmless from and against any and all claims, costs, expenses, damages and liabilities (including, but not limited to, liability for death, bodily injury and property damage), including reasonable attorneys' fees, resulting from or pertaining to the purchase, ownership, rental, use, operation or return of the Machines or upon the expiration of the initial or any extended term of this Agreement.

12. DISCLAIMER OF LIABILITY: CUSTOMER AGREES THAT XLDC SHALL NOT BE LIABLE TO CUSTOMER FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE OF ANY KIND CAUSED, DIRECTLY OR INDIRECTLY, BY THE INADEQUACY OF ANY MACHINE FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF, OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF, OR ANY LOSS OF BUSINESS AND AGREES THAT IT WILL, IRRESPECTIVE OF ANY SUCH CLAIM, LOSS, DAMAGE OR EXPENSE, CONTINUE TO PAY ALL MONTHLY RENTAL CHARGES IN THE AMOUNTS STATED HEREIN WHICH MAY COME DUE DURING THE INITIAL TERM HEREOF AND THEREAFTER SO LONG AS THIS AGREEMENT IS NOT TERMINATED IN ACCORDANCE WITH ITS TERMS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS EXPRESSLY UNDERSTOOD THAT XLDC MAKES NO WARRANTIES, STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, FITNESS, CONDITION, QUALITY, CAPACITY OR DURABILITY OF THE MACHINES OR ANY PART THEREOF, NOR SHALL XLDC BE DEEMED OBLIGATED TO PROVIDE REPLACEMENT FOR ANY OF THE MACHINES WHICH MAY BE DESTROYED BY FIRE, THEFT, OR OTHER CASUALTY.

13. REPRESENTATIONS AND WARRANTIES OF CUSTOMER: Customer hereby represents and warrants for the benefit of XLDC that:
(a) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Customer.

(b) Each individual executing such on behalf of Customer was duly authorized to do so.

(c) This Agreement constitutes a legal, valid and binding agreement of the Customer enforceable in accordance with its terms.

(d) The Machines shall be deemed to be personal property even though attached to a realty and will not become fixtures under applicable law.

14. SELLING TIME: The Customer shall have the unlimited right to sell time to third parties so long as it shall retain uninterrupted possession and control of the Machines.

15. MOVING MACHINES: Customer may move all the Machines, at its expense, upon thirty (30) days' prior written notice to XLDC, its successors and assigns, to any other location of Customer, or any location of any Division or Subsidiary of Customer, within the continental United States (but in no event to any location outside the Continental United States), provided, however, that the state of such relocation shall have in effect the Uniform Commercial Code, and that all costs (including, without limitation, additional property taxes or other taxes, any additional expense of insurance coverage, and any expense associated with the protection of the title and interest of XLDC, its successors and assigns to and in the Machines) resulting from such movement shall be borne by Customer. In the event of such movement, Customer and such Division or Subsidiary of Customer, if any, shall cooperate with XLDC in taking all necessary, appropriate and reasonable measures to protect the title of XLDC, and the interest of any successor or assignee of XLDC, to and in the Machines.

16. NOTICE: Service of all notice under this Agreement shall be sufficient if in writing and given personally or mailed to the party involved at is respective address herein set forth, or any such other address as such party may provide in writing from time to time. Any such notices mailed to such address shall be effective when deposited in the United States mails, duly addressed with postage prepaid. Until further notice, service of all notice to XLDC shall be given at its general office, XL/DATACOMP, INC., 908 North Elm Street, Hinsdale, Illinois 60521.

17. TRANSPORTATION AND INSTALLATION: All transportation, rigging, traffic and drayage charges upon delivery of the Machines to Customer's site and upon final re-delivery of the Machines to a location designated by XLDC (including, without limitation, the costs of in-transit insurance) are to be paid by Customer. All costs involved in installation and de-installation by qualified labor are the responsibility of the Customer.

18. RETURN OF MACHINES: Upon the expiration of the initial term or any extended term of any lease of Machines under this Agreement, Customer shall return the Machines so leased to XLDC, or any person designated by XLDC to Customer in writing, by making the same available, appropriately crated for transport by truck, at the loading dock of the building which shall be the location of the Machines upon such expiration, at Customer's sole cost and expense.

19. LEASING ONLY: This Agreement is one of leasing only and Customer shall not have or acquire any right, title or interest in or to any of the Machines except the right to use and operate the same as herein provided. Labels or other markings may be affixed and maintained on the Machines by XLDC indicating XLDC as the owner thereof. Customer shall keep the Machines free from any marking or labeling which might be interpreted as a claim of ownership thereof or other interest therein.

* by Customer, its assigns, licensee or successors in interest

20. REIMBURSEMENT: All advances made by XLDC to discharge and pay any charges or any liens or encumbrances on the Machines for which Customer is liable hereunder shall be added to the unpaid balance of the monthly rental charge due and to become due and collectible as rent hereunder and shall be repayable by Customer to XLDC immediately, together with interest thereon at 1 1/2% per month or the highest lawful rate, whichever is lower.

21. ASSIGNMENT: This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and (to the extent specified in any assignment) assigns. Customer, however, shall not assign this Agreement or sublet any Machines without first obtaining the written consent of XLDC, which such consent shall not be unreasonably withheld, provided that in no event will it be deemed unreasonable for XLDC to require as a condition to any such consent that Customer not be relieved of liability hereunder. In the event of any assignment or sublet by Customer, Customer, it assigns, or its sublessee, if any, shall cooperate with XLDC in taking all reasonable measures to protect the interest or title of XLDC, its successors and assigns, in or to the Machines. Customer acknowledges and understands that XLDC anticipates either selling and assigning its interest in the Machines, or granting a security interest in the Machines to a lender in consideration of a loan to XLDC. Customer agrees that with respect to the monthly rental charges and any other payments due and to become due to XLDC under his Agreement, it shall not, as to any assignee of XLDC's rights under this Agreement, assert against such assignee, any defense, set-off or counterclaim (including recoupment against or any diminution of amounts payable by Customer to such assignee) which it may have against XLDC. XLDC covenants that Customer shall quietly possess the Machines under this Agreement notwithstanding any such assignment by XLDC, subject to and in accordance with the provisions of this Agreement so long as Customer is not in default hereunder.

22. DEFAULT BY CUSTOMER: It shall be deemed a Default by Customer hereunder if the Customer (a) defaults in the payment of any sum of money due hereunder beyond the tenth (10th) day after the same shall become due hereunder; (b) defaults in the performance of any other of its obligations under this Agreement for a continuous period of thirty (30) days after receipt by Customer of written notice thereof from XLDC, its successors or assigns; (c) performs any affirmative act of insolvency, or files any petition or takes any other action under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors; (d) is the subject of filing of any involuntary petition under any bankruptcy statute which is not dismissed within sixty (60) days thereafter, or the appointment of any receiver or trustee to take possession of the properties of Customer, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment; (e) has a substantial part of its property or any part of the Machines subjected to any levy, seizure, assignment or sale for or by any creditor or governmental agency; or (f) defaults under any other agreement between Customer and XLDC, its successors or assigns. In the event of any Default, XLDC, its successors or assigns, may at its option: (i) terminate this Agreement; (ii) whether, or not this Agreement is terminated, take immediate possession of any or all of the Machines, wherever situated, and for such purpose, enter upon any premises without liability for so doing; (iii) sell, dispose of, hold, use or lease any Machines as XLDC in its sole discretion may decide, without any duty to account to Customer, and Customer shall remain liable for the remaining unpaid rent for the balance of the respective initial Term relating to such Machines and for other charges payable by Customer in accordance with this Agreement; (iv) declare immediately due and payable all rentals remaining unpaid for the balance of the term of the lease in which event the same shall be accelerated and immediately due and payable, and shall be deemed liquidated damages and not a penalty; and (v) exercise any other right or remedy which may be available under applicable law. The above remedies, to the extent permitted by law, shall be deemed cumulative and may be exercised successively or concurrently.

23. ENFORCEMENT OF WARRANTY: Upon receipt of a written request from Customer, XLDC hereby agrees, so long as this Agreement shall remain in force, to take all reasonable action requested by Customer to enforce any manufacturer's warranty, express or implied, issued on or applicable to each Machine, which is enforceable by XLDC in its own name, and represents that it will take all reasonable action to obtain for Customer all service furnished by a manufacturer in connection therewith; provided, however, that XLDC shall not be obligated to commence any suit or action or resort to litigation to enforce any such warranty unless Customer shall pay all expense in connection therewith.

Similarily, if any such warranty shall be enforceable by Customer in its own name, Customer hereby agrees, upon receipt of written request from XLDC, so long as this Agreement shall remain in force, to take all reasonable action requested by XLDC to enforce any such warranty.

24. FINANCIAL INFORMATION: During each year of the term of this Agreement, as soon as practicable after the close of each fiscal year of Customer, Customer will furnish to XLDC a copy of its annual audit report prepared by independent certified accountants, or other accountants satisfactory to XLDC, unless the equivalent of such report is available to XLDC upon request, without charge or investment, in the form of Customer's annual report to shareholders, during each such year at such time.

25. GENERAL: The terms and conditions of this Agreement supersede those of all previous agreements between the parties with respect to the use of the Machines, and such use hereafter is subject to the terms and conditions of this Agreement.

No modification or waiver of any of the terms and conditions of this Agreement nor consent to any departure therefrom by Customer shall in any event be effective unless the same shall be in writing signed by XLDC and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any provision hereof prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction shall be ineffective without invalidating the remaining provisions of this Agreement; provided, however, that where the provisions of any such applicable law may be waived, they are hereby waived by Customer to the full extent permitted by law to the end that this Agreement shall be deemed to be a valid and binding Agreement enforceable in accordance with its terms.

If legal action is required to enforce the terms and conditions of the Agreement, the prevailing party shall be entitled to reasonable attorneys' fees.

THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ALABAMA AND CONSTITUTES THE ENTIRE AGREEMENT BETWEEN CUSTOMER AND XLDC WITH RESPECT TO THE FURNISHING OF MACHINE USE HEREUNDER. PARTIES AGREE PROPER VENUE TO BE ALABAMA.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on behalf of each of them as of the date set forth at the beginning of this Agreement.

                                             Brindlee Mountain Telephone Company
                                             -----------------------------------
                                                          Customer

By: [SIGNATURE ILLEGIBLE]                    By: /s/ Foster O. McDonald
   -----------------------------------          --------------------------------
     Its duly authorized representative
                                          Title: Vice President
                                                --------------------------------

SCHEDULE NO. 001                                       DATED: OCTOBER 30, 1995

TO MASTER EQUIPMENT LEASE AGREEMENT DATED OCTOBER 30, 1995 (THE "MASTER LEASE").

     LESSEE:                       DELTACOM, INC.

     LOCATION OF MACHINES:         113 S. Main St., Arab AL 35016

     COMMENCEMENT DATE:            Upon Acceptance

     INITIAL TERM:                 48 months after the first day of the month
                                   following the Commencement Date

                                                                  STIPULATED
                                         SERIAL    MONTHLY        LOSS VALUE
QTY   MFG   TYPE   MODEL   DESCRIPTION   NUMBER    RENT           AMOUNT
---   ---   ----   -----   -----------   ------    ----           ------
                            SEE ATTACHED EXHIBIT A

                                                   ----------
                                         TOTALS:   $25,618.00*
                                                                  -------------
                                                   $36,284.00**   $1,537,515.00

                                                    * Month 1
                                                   ** Months 2 - 48

SOFTWARE: Lessor and Lessee acknowledge that the Machines listed on this Schedule may include certain software ("Software") in which Lessor and Lessee have no ownership or other proprietary rights. Where required by the Software owner or manufacturer, Lessee shall enter into a license or other agreement for the use of the Software. Any Software agreement shall be separate and distinct from the Master Lease and any Schedule, and Lessor shall not have any rights or obligations thereunder unless otherwise agreed. In the event the Rent on a
Schedule includes an amount attributable to the financing by Lessor of Lessee's fee for the use of Software, Lessee agrees that such amounts shall be deemed Rent hereunder.

SPECIAL TERMS: Until Schedule No. 001 and the Certificate of Acceptance are executed by Lessee, the terms and conditions of Schedule I dated November 13, 1994 ("Terminating Schedule"), under Master Equipment Lease GL-135 dated April 30, 1990 between AT&T SYSTEMS LEASING CORPORATION (f/k/a/ XL/DATACOMP, INC.) and Lessee shall apply. If the Schedule No. 001 and the Certificate of Acceptance are executed by Lessee, the obligation to pay Rent under the Terminating Schedule shall cease as of November 30, 1995. Upon full execution of this Schedule No. 001 and the Certificate of Acceptance, provided no Default has occurred, the Terminating Schedule shall terminate (the "Termination Date") and Lessee shall have no further obligation or liability thereunder except for those obligations and liabilities relating to Lessor's rights, privileges and indemnities, to the extent that they are fairly attributable to events or conditions occurring or existing on or prior to the full execution of this Schedule No. 001 and Certificate of Acceptance which specifically survive the termination of the Terminating Schedule. In the event the Commencement Date of this Schedule is other than the Termination Date of the Schedule, Lessee may be required to pay interim rent under this Schedule for the period from the Termination Date until the Commencement Date. Lessee acknowledges and agrees that the Rental Payment and the Stipulated Loss Value Amount include an amount attributed to the financing of Lessee's obligations under the Terminating Equipment Schedule.

MASTER LEASE: This schedule is entered into pursuant to the Master Lease identified above, a copy of which each party herto has been provided. All of the terms, conditions, representations and warranties of the Master Lease are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Schedule. This Schedule constitutes a separate lease with respect to the Machines described herein. By their execution and delivery of this Schedule, the parties hereby reaffirm as of the date hereof all of the terms, conditions, representations and warranties of the Master Lease, except as modified herein. In calculating the Stipulated Loss Value with regard to item 10 in the Master Lease, the Stipulated Loss Value shall be calculated with respect to the loss ("Loss") pursuant to the document entitled, Stipulated Loss Values. Discount rate: In calculating present value with regard to item 22 of the Master Lease, the discount rate to be used will be the lesser of the Federal Reserve discount window borrowing rate in effect at the Commencement Date or 7%.


DELTACOM, INC.                            AT&T SYSTEMS LEASING CORPORATION

By: /s/ Foster O. McDonald                By: /s/  Margaret V. Sayles
    ------------------------------           --------------------------------

Title: PRESIDENT                          Title: CONTRACT NEGOTIATOR/ANALYST
      ----------------------------               ----------------------------

Date: 11/02/95                            Date:______________________________
     -----------------------------

                                   EXHIBIT A
                                DELTACOM, INC.
                          EQUIPMENT SCHEDULE NO. 001


             QTY  MOD./TYPE      DESCRIPTION
             ---  ---------      -----------
              1   9406/320/2051  System Unit
              2   9406/3133      64MB main Storage
              1   9406/2644      34XX Attach.
              1   9406/5061      Storage Expansion Tower
              1   9406/5062      System Unit Expansion Tower
              1   9406/5052      16 Disk Unit Stor. Exp.
              1   9406/5143      Bulk 400 Watt Power Supply
              1   9406/2612      EIA 232/V.24 1-Line
              2   9406/6605      1.03GB Disk
             28   9406/6607      4.19GB Disk
              2   9406/6512      Disk Unit Controller
             *1   9406/2621      Tape Attach
             *1   9406/2626      Token Ring Attach.
             *2   9406/6140      Workstation Controller
             *2   9406/2623      6-Line Comm Controller
             *4   9406/2609      EIA 232/v.24 2-Line
             *1   9406/6501      Tape Controller
              1   9348/002       Magnetic Tape Unit
              1   3490/E01       34XX 1/2" Tape Subsystem
             *1   2440/A12       IBM Tape Unit
             *1   5853/001       Modem
             *1   9331/001       Diskette Unit
             *1   9309/002       Rack
             *1   Inter 2201     Uni Switch 2X1
            *Equipment to be retained by Customer from Schedule I

            EQUIPMENT TO BE RETURNED TO IBM FROM SCHEDULE I:
              1   9406/F60       System Unit
              2   9406/3131      64MB Main Storage
              1   9406/6155      EIA 232/V.24 1 Line Adapter

            EQUIPMENT TO BE RETURNED TO LESSOR FROM SCHEDULE I:
              1   9406/5042      System Unit Expansion
              1   9406/2622      34XX Tape Attachment
              2   9406/6501      DASD Controller Card
              3   9638/240       5.9GB/16MB Cache RAID V DASD
             10   9638/1220N     1.967GB Add'l Disk
              3   9638/BH01      1.967GB Hot Spare

                            STIPULATED LOSS VALUES

    Under the Master Equipment Lease Agreement dated as of October 30, 1995 between AT&T SYSTEMS LEASING CORPORATION (Lessor) and
                            DELTACOM, INC. (Lessee)

     The Stipulated Loss Value of a Machine is equal to the Stipulated Loss Value Amount of that Machine multiplied by its Stipulated Loss Value Percentage which is determined by looking in the table below for the Stipulated Loss Value Percentage opposite the monthly rental period in which the loss or Default occurs.

  Monthly Rental         Stipulated Loss         Monthly Rental         Stipulated Loss
      Period             Value Percentage            Period             Value Percentage
      ------             ----------------            ------             ----------------
   1 and Prior                110.20                   31                    79.60
        2                     109.18                   32                    78.58
        3                     108.16                   33                    77.56
        4                     107.14                   34                    76.54
        5                     106.12                   35                    75.52
        6                     105.10                   36                    74.50
        7                     104.02                   37                    73.48
        8                     103.06                   38                    72.46
        9                     102.04                   39                    71.44
       10                     101.02                   40                    70.42
       11                     100.00                   41                    69.40
       12                      98.98                   42                    68.38
       13                      97.96                   43                    67.36
       14                      96.94                   44                    66.34
       15                      95.92                   45                    65.32
       16                      94.90                   46                    64.30
       17                      93.88                   47                    63.28
       18                      92.86                   48                    62.26
       19                      91.84                   49                    61.24
       20                      90.82                   50                    60.22
       21                      89.80                   51                    59.20
       22                      88.78                   52                    58.18
       23                      87.76                   53                    57.16
       24                      86.74                   54                    56.14
       25                      85.72                   55                    55.12
       26                      84.70                   56                    54.10
       27                      83.68                   57                    53.08
       28                      82.66                   58                    52.06
       29                      81.64                   59                    51.04
       30                      80.62                   60                    50.02